UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of Earliest Event Reported): December 22, 2004


                      NORTHERN STATES FINANCIAL CORPORATION
             (Exact Name of Registrant as Specified in its Charter)


                                    000-19300
                            (Commission File Number)


               DELAWARE                                  36-3449727
    (State or other Jurisdiction                     (I.R.S. Employer
          of Incorporation)                          Identification No.)


                             1601 NORTH LEWIS AVENUE
                                   P.O. BOX 39
                            WAUKEGAN, ILLINOIS 60085
                    (Address of Principal Executive Offices)



                                 (847) 244-6000
              (Registrant's Telephone Number, Including Area Code)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

         [  ]     Written communications pursuant to Rule 425 under the
                  Securities Act (17 CFR 230.425)

         [  ]     Soliciting material pursuant to Rule 14a-12 under the Exchange
                  Act (17 CFR 240.14a-12)

         [  ]     Pre-commencement communications pursuant to Rule 14d-2(b)
                  under the Exchange Act (17 CFR 240.14d-2(b))

         [  ]     Pre-commencement communications pursuant to Rule 13e-4(c)
                  under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 5.02.    DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF
              DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

         (d) On December 22, 2004, Northern States Financial Corporation (the "Company") announced that it had appointed Tedd Bertrand and Allan J. Jacobs as directors of the Company. The new directors fill two vacancies on the Company's Board, one of which resulted from the passing away of Henry G. Tewes on November 21, 2004, and increases the number of directors to eleven. Attached as Exhibit
99.1 is a copy of the press release, which is incorporated herein by reference.

         Mr. Bertrand will serve on the credit review, compensation, CRA and compliance and business development committees of the Board of Directors. Mr. Jacobs will serve on the audit, trust, credit review and compensation committees of the Board of Directors. There are no arrangements or understandings between Messrs. Bertrand or Jacobs and any other persons pursuant to which Messrs. Bertrand or Jacobs was selected as a director. There are no related party transactions between the Company and Messrs. Bertrand or Jacobs. As indicated in the press release incorporated herein by reference, Mr. Bertrand holds approximately 7.9% of the Company's outstanding common stock and served as a director of First Federal Bank, fsb, a former subsidiary of the Company, until 1998.

ITEM 9.01(c).     EXHIBITS.

         Exhibit 99.1 Press Release dated December 22, 2004.

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


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



                                           NORTHERN STATES FINANCIAL CORPORATION



Date:  December 22, 2004                   By:  /s/ Thomas M. Nemeth
                                                --------------------------------
                                                Thomas M. Nemeth
                                                Vice President and Treasurer


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                               INDEX TO EXHIBITS
                               -----------------

Exhibit
-------

99.1          Press release dated December 22, 2004.


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